EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of FG Financial Group, Inc. (the “Company”) for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Brian D. Bottjer, the Chief Accounting Officer and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2021

By:	/s/ Brian D. Bottjer
Brian D. Bottjer, Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)